Prospectus Supplement Dated June 29, 2021 for:
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Flexible Premium Variable Life Account S
Lincoln Corporate Variable 5	Lincoln CVUL Series III Elite
Lincoln Corporate VUL Lincoln CVUL Series III	Lincoln Corporate Variable 4
LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
Lincoln Corporate Variable 5 Lincoln Corporate VUL	Lincoln CVUL Series III Elite Lincoln Corporate Variable 4

This Supplement outlines changes to the investment options under your policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part.
The Delaware Management Company has notified us that the name of the following fund will be changed effective July 1, 2021. There are no changes to the fees or investment objective. All other information about the fund can be found in the fund’s prospectus.
CURRENT FUND NAME	NEW FUND NAME

Ivy VIP Asset Strategy Portfolio	Delaware Ivy VIP Asset Strategy

Please retain this supplement for future reference.